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                                                                 Exhibit 23





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report dated July 16, 1996, included in this Form 11-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-44363, 33-55090 and 333-29439).



                                        /s/ Arthur Andersen LLP
                                        -----------------------------
                                        ARTHUR ANDERSEN LLP



Washington, D.C.
May 28, 1998